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                                                                   EXHIBIT 10.17

     THIS DEED OF LEASE, made as of the 1/st/ day of October, 2000, by and between EDGAR J. T. PERROW, party of the first part (hereinafter referred to as "Landlord"); and BGF INDUSTRIES, INC. (Delaware Corporation) party of the second part (hereinafter referred to as "Tenant"):

                             W I T N E S S E T H:

     That for and in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto do hereby mutually covenant and agree as follows:

     1.   LEASE OF PROPERTY:  UTILIZATION BY TENANT.
          -----------------------------------------

     The Landlord does hereby lease and demise unto the Tenant and the Tenant does hereby agree to lease from the Landlord, for a term of three (3) years (subject to the Tenant's rights to renew the Lease term as set forth in paragraph 2.B), commencing on the effective date hereinafter set out, for the exclusive purpose of conducting thereon and therein a manufacturing and warehousing business, and activities related to such business, the following described real estate:

     That certain building designated as 201 Perrow Street, being a 50,000 square foot masonry building, together with the right to the use of the parking lot adjacent thereto, situate, lying and being in the Town of Altavista, Campbell County, Virginia.

     2.  RENT:  RENEWAL OPTIONS.
         ----------------------

     A.  Rent.
         ----

     The Tenant shall pay to the Landlord as rent for the demised premises, monthly installments of $8,000.00 each, beginning October 1, 2000, and continuing monthly thereafter through and including September 1, 2001. Thereafter on October 1, 2001, the Tenant shall pay to the Landlord as rent, monthly installments of $8,500.00 each and continuing monthly thereafter through and including September 1, 2003.
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     Thereafter, during any Renewal Period, as defined in paragraph 2.B., the annual rental due hereunder shall be increased due and payable in equal monthly installments of 9,000.00 each. If said effective date falls on a day other than the first day of a month, the first and last monthly installments of rent shall be prorated. A late charge of five per centum shall be imposed upon Tenant for any monthly rental payment not received by Landlord within ten business days after the first day of the month.

     B.   Renewal Options.
          ---------------

     At the end of the Lease term, provided Tenant is not in default beyond the expiration of any applicable cure period, Tenant shall have the option to renew and extend the Lease term for one successive period of two (2) years ("Renewal Period") upon the same terms and conditions set forth in this Lease, including payment of rent as set forth in Paragraph 2.A. Tenant shall exercise the renewal option by written notice to Landlord given on or before six (6) months before the expiration of the original Lease term. All references to the "Lease term" or the "term of this lease" shall, unless the context clearly indicates a different meaning, be deemed to include any properly exercised Renewal Period.

     3.   TAXES.
          -----

     The Landlord shall pay all real estate taxes assessed against the demised premises during the term of this lease.

     4.   INSURANCE.
          ---------

     A.   Fire and Other Casualty Insurance.
          ---------------------------------

     The Landlord shall maintain in effect fire and other casualty insurance, with extended coverage, upon the improvements on the demised premises, in an amount equal

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to at least the replacement cost of same, and shall pay the premiums due, from time to time, for such insurance. The Tenant shall be responsible for insuring all personal property upon or contained in the demised premises which belongs to the Tenant, and the Tenant shall pay the premiums for such insurance. Any policies of insurance required by this Paragraph 4.A shall name both Landlord and Tenant, as their interests may appear, as the insured parties thereunder.

     B.   Public Liability and Property Damage.
          ------------------------------------

     The Tenant shall maintain in effect public liability and property damage insurance upon said premises, naming the Landlord and Tenant as insured parties, providing combined single limit coverage of at least $300,000.00

     The Landlord and Tenant and all parties claiming under them, respectively, hereby mutually release and discharge each other from all claims and liabilities with respect to damage or loss arising from or caused by any hazard covered by insurance on the premises hereby demised, or covered by insurance in connection with property on or activities conducted on said premises, regardless of the cause of the damage or loss.

     5.   UTILITIES, MAINTENANCE, POWER AND HEAT.
          --------------------------------------

     The Tenant shall pay for all public utilities services used upon the demised premises during the term of this lease, shall provide the fuel and/or power used upon said premises, at its expense, and shall maintain the interior of the buildings and improvements on said premises, including, but not necessarily limited to, all fixtures, equipment, heating plant, sprinkler systems, floors, ceilings, electrical systems, including light fixtures and outlets, and interior plumbing, in good condition, normal wear and tear excepted, and shall replace all broken glass, interior and exterior, and shall at all times

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keep the demised premises in a neat, clean and orderly condition, including, but not limited to, cutting of grass, trimming of shrubbery and other maintenance of grounds.

     Landlord shall maintain in good condition, at its expense, the roof, foundation and exterior walls of the buildings and improvements on the demised premises and all exterior pipes, provided, however, such maintenance of exterior pipes is not caused by negligence or wrongful act of the Tenant, its employees, agents or invitees.

     6.   ASSIGNABILITY.
          -------------

     The Tenant shall have the right to assign this lease, or subrent or sublet the demised premises, in whole or in part, provided the Tenant has first obtained the written consent of the Landlord for such assignment, subrenting or subletting, which written consent the Landlord agrees not to unreasonably withhold or delay.

     7.   DESTRUCTION OF PREMISES.
          -----------------------

     In the event the demised premises are hereafter partially damaged or destroyed or rendered unfit for their accustomed uses by fire or act of God, but can be repaired within not exceeding ninety (90) days from the date of such damage or destruction, then the Landlord, at its own expense, shall promptly repair said premises and restore the same to substantially the condition in which they were immediately prior to such damage or destruction, and during the period said demised premises are untenantable due to such fire or act of God, the rent shall abate or if paid in advance shall be refunded, in the same proportion that the untenantable portion of said demised premises bears to the whole of said demised premises pro-rata per diem during the continuance of such untenantable condition.

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     In the event the demised premises are hereafter totally destroyed or rendered wholly unfit for their accustomed uses by fire or act of God or in the event the demised premises are hereafter partially damaged or destroyed or rendered partially unfit for their accustomed uses by fire or act of God and such damage or destruction cannot be repaired or restored within ninety (90) days thereafter, then and in either of such events, this lease shall terminate as of the date of such damage or destruction.

     8.   ALTERATIONS, ADDITIONS OR IMPROVEMENTS MADE BY THE TENANT.
          ---------------------------------------------------------

     A. No alteration, addition or improvement to the demised premises shall be made by the Tenant without Tenant first obtaining the prior written consent of the Landlord, which shall not be unreasonably withheld or delayed. Any alteration, addition and/or improvement made by the Tenant after such consent is given, shall, at the Landlord's option, become the property of the Landlord upon the expiration or sooner termination of this lease provided, however, the Landlord shall have the right to require the Tenant to restore the premises to its original condition, ordinary wear and tear excepted, at the Tenant's cost upon such termination of this lease.

     B. The Tenant shall have the right, upon the expiration or sooner termination of this lease, to remove all fixtures, machinery, equipment and installations which the Tenant may have made in the demised premises, except that the Tenant shall repair any damage to the demised premises which may be caused by such removal.

     9.   LANDLORD'S RIGHT TO INSPECT PREMISES.
          ------------------------------------

     The Landlord shall have the right to enter upon the demised premises at all reasonable times after reasonable advance notice to Tenant (except in the case of emergencies) for the purpose of inspecting the condition of same.

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     10.  BREACH OF COVENANTS.
          -------------------

     In the event the Tenant should fail to pay the rent, or should violate any of the other covenants and conditions of this lease and fail to cure such violation within ten (10) days after receipt of notice from Landlord, or should desert or vacate the premises, and such failure, violation or desertion continues for a period of ten (10) days after receipt by the Tenant of written notice thereof from the Landlord, then the Landlord shall have the right, at its option, in addition to all other available remedies:

     (a) Without any demand or further notice, to re-enter, by force or otherwise, take possession of said premises, and levy for rent in arrears or thereafter coming due hereunder, without being liable to any action by the doing of such things; or

     (b) Without any demand or further notice, to re-enter as aforesaid and take possession, and rent out said premises, and receive the rents therefor, and apply the same to the payment of rent due, or thereafter becoming due, under this lease.

     11.  COVENANTS BY LANDLORD.
          ---------------------

     The Landlord hereby covenants with the Tenant that it is seized in fee simple of the demised premises and has the full right to let the same and that the Tenant shall have quiet enjoyment, subject to the provisions of this lease, of said premises.

     12.  TERMINATION.
          -----------

     A.   Automatic Termination.
          ---------------------

     Except as hereinafter otherwise provided in this paragraph 12, this lease shall automatically terminate three (3) years after the effective date hereinafter set forth, subject however, to Tenant's right to renew the Lease term set forth in paragraph 2.B.

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     B.   Option of the Landlord.
          ----------------------

     In the event that the Tenant should execute any deed of assignment for the benefit of creditors, or institute or have instituted against it any proceeding under the National Bankruptcy Act or have a receiver appointed for it, or should the Tenant fail to take possession of the demised premises within a period of sixty (60) days after the effective date of this lease, then, in any such event, the Landlord shall have the option, exercisable in its discretion, to declare this lease terminated.

     13.  EFFECTIVE DATE.
          --------------

     The effective date of the term of this deed of lease is October 1, 2000.

     14.  NOTICES OR COMMUNICATIONS TO THE LANDLORD.
          -----------------------------------------

     Notices or communications from the Tenant to the Landlord may be addressed to: Edgar J. T. Perrow, Esq., P. O. Box 1017, Lynchburg, Virginia, 24505. All communication from the Landlord to the Tenant shall be addressed to: BGF Industries, Inc., Attn: Herman Rogers, 401 Amherst Avenue, Alta, VA 24517-1513 and David Newson, Purchasing, BGF Industries, 3302 Robert Purchase Way, Greensboro, NC 27410. All notices provided for in this Lease shall be in writing and shall be deemed to be given three (3) days after being sent by prepaid registered or certified mail, return receipt requested, addressed to the parties at the addresses set forth above. Either party may, from time to time, by notice as herein provided, designate a different address to which notices to it shall be sent.

     15.  LANDLORD'S REPRESENTATIONS AND WARRANTIES.  Landlord represents and
          -----------------------------------------
warrants to Tenant as follows:

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     A.   Landlord has good and marketable fee simple title to the demised premises. The demised premises are not subject to any mortgage lien other than None.
----

     B.   The demised premises are zoned M-2, which zoning designation permits
                                         ---
Tenant's intended use of the demised premises as a manufacturing and warehousing business.

     C. There are no restrictions, covenants, easements or similar matters of title that would prevent or interfere with Tenant's intended use of the demised premises as a manufacturing and warehousing business.

     D. To the best of Landlord's knowledge the demised premises are in compliance with all applicable laws, ordinances, regulations, and building codes as of the date of this Lease, including, without limitation, the Americans with Disabilities Act.

     16.  (ALL LANGUAGE HAS BEEN STRUCK)
          ------------------------------

     17.  ENVIRONMENTAL PROVISIONS.
          -------------------------

     Landlord warrants to Tenant that (i) no Hazardous Material (as defined below) or underground storage tank is or has been stored, used, disposed of or otherwise located in, on or about the demised premises, and no part of the demised premises is contaminated by any Hazardous Material; (ii) the demised premises are in compliance with all Environmental Laws (as defined below), and
(iii) the demised premises have never been the subject of an environmental audit or assessment, or remedial action for an environmental problem.

     If any Hazardous Material is found on, in or about the demised premises, it shall be immediately removed by Landlord at Landlord's expense, with proper disposal, and all required environmental response procedures shall be diligently undertaken pursuant to all applicable Environmental Laws, unless Tenant has brought such Hazardous Material

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to the demised premises. Landlord shall, upon receipt of any environmental sampling or testing results relating in any manner to the demised premises, provide Tenant with copies of documents relating to such environmental investigations.

     In the event of (i) breach of any warranty, representation, covenant or agreement in this section by Landlord, (ii) the discovery of any Hazardous Material on, in or about the demised premises, or (iii) the discovery of any violation of any Environmental Law with respect to the demised premises, Tenant may at any time thereafter terminate this Lease by written notice to Landlord. Landlord hereby agrees to indemnify, defend and hold harmless Tenant, its officers, directors, shareholders, employees, agents, successors and assigns, from and against all claims, damages, actions, proceedings, costs, requirements, judgments, losses, penalties, fines, settlements, liens and liabilities of any kind (including without limitation attorneys' fees and court costs, and consultant and expert witness fees) (hereinafter collectively, the "Environmental Costs") arising in any manner, directly or indirectly, out of or by reason of (1) any breach of any of the warranties, representations, covenants or agreements in this Paragraph 17 by Landlord, (2) any violation or alleged violation of any Environmental Law by Landlord, and/or (3) any contamination or threatened or suspected contamination of the demised premises by any Hazardous Material that does not result solely and directly from Hazardous Materials brought on the demised premises by Tenant.

     Landlord's warranties, representations, covenants and agreements under this Paragraph 17 shall survive the expiration or sooner termination of the term of this Lease.

     As used herein, "Hazardous Material" means any substance or material meeting any one or more of the following criteria: (i) it is identified as a hazardous waste,

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hazardous substance, pollutant, contaminant or toxic substance under any
Environmental Law; (ii) it is toxic, explosive, corrosive, flammable, radioactive, or otherwise hazardous; or (iii) it is or contains hydrocarbons or petroleum.

     As used herein, "Environmental Law" shall mean any federal, state or local law, statute, ordinance, rule, regulation, permit, directive, license, approval, guidance, interpretation, order, or other legal requirement relating to the protection of human health or the environment, including, but not limited to, any requirement pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of materials that are or may constitute a threat to the environment.

     18.  NONDISTURBANCE AGREEMENTS; SUBORDINATION.  Landlord shall obtain from
          ----------------------------------------
any mortgage lender having a lien against the demised premises such lender's agreement not to disturb Tenant in its possession of the demised premises in the event that such lender gains possession of or title to the demised premises by foreclosure, deed in lieu of foreclosure or otherwise, so long as Tenant abides by the terms of this Lease. Any such nondisturbance agreement must be satisfactory to Tenant in form and substance. This lease is subordinate to any bona fide mortgage or deed of trust now of record or recorded after the date of the Lease affecting the demised premises and other improvements and land on which the demised premises are a part. Upon Landlord's request, Tenant shall execute and deliver such documents as may be reasonably necessary to evidence and confirm such subordination.

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     19.  MEMORANDUM OF LEASE.  Upon request by either party, the parties shall
          -------------------
execute a memorandum of this Lease in recordable form, which either party may record in the Campbell County Public Registry.

     20.  APPLICABLE LAW.  This Lease shall be governed by the laws of the
          --------------
State of Virginia.

     21.  INTERGRATION AND BINDING EFFECT.  The entire agreement, intent and
          -------------------------------
understanding between Landlord and Tenant is contained in the provisions of this Lease and any stipulations, representations, promises or agreements, written or oral, made prior to or contemporaneously with this Lease shall have no legal or equitable effect or consequence unless reduced to writing herein. No amendment or modification of this Lease shall be effective unless the same is in writing and signed by the party against whom enforcement of such amendment or modification is sought. The terms "Landlord" and "Tenant" and all pronouns relating thereto shall be deemed to mean and include corporations, partnerships and individuals as may fit the context and the masculine gender shall be deemed to include the feminine and the neuter and the singular number the plural.

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     IN TESTIMONY WHEREOF, the Landlord has caused this deed of lease to be signed in his name and on his behalf and the Tenant has caused the same to be signed in his name and on his behalf by Herman P. Rogers, Jr., Plant Manager, pursuant to proper corporate authority.

                                   Landlord



                                   By: /s/ Edgar Perrow  (SEAL)
                                       ------------------
                                       Edgar T. Perrow


                                   Tenant



                                   By: /s/ Herman P. Rogers, Jr.
                                       --------------------------
                                       Title:  Plant Manager
                                             --------------------
                                       Date:   9/14/00
                                             --------------------

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